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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-4 Indenture dated as of March 31, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-4)

                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                   333-103591                33-0705301
         ----------                   ----------                ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
        of Incorporation)             File Number)           Identification No.)


1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                        ---------
(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               (a)   Not applicable

               (b)   Not applicable

               (c)   Exhibits:


               EXHIBIT NO.        DESCRIPTION
               -----------        -----------
               3.1                Amended and Restated Trust Agreement, dated as
                                  of March 31, 2003, among IMH Assets Corp., as
                                  Depositor, Wilmington Trust Company, as Owner
                                  Trustee and Deutsche Bank National Trust
                                  Company, as Certificate Registrar and
                                  Certificate Paying Agent, Collateralized
                                  Asset-Backed Bonds, Series 2003-4.

               EXHIBIT NO.        DESCRIPTION
               -----------        -----------
               4.1                Indenture dated as of March 31, 2003, between
                                  Impac CMB Trust Series 2003-4 as Issuer and
                                  Deutsche Bank National Trust Company, as
                                  Indenture Trustee, Collateralized Asset-Backed
                                  Bonds, Series 2003-4.

               EXHIBIT NO.        DESCRIPTION
               -----------        -----------
               99.1               Servicing Agreement, dated as of March 31,
                                  2003, between Impac Funding Corporation
                                  (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB Trust Series
                                  2003-4, as Issuer and Deutsche Bank National
                                  Trust Company, as Indenture Trustee,
                                  Collateralized Asset-Backed Bonds, Series
                                  2003-4.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      IMH ASSETS CORP.

                                      By:      /s/ Richard J. Johnson
                                           ------------------------------------
                                      Name:    Richard J. Johnson
                                      Title:   Chief Financial Officer

Dated: April 15, 2003

                                  EXHIBIT INDEX


                 Item 601(a) of          Sequentially
Exhibit          Regulation S-K          Numbered
Number           Exhibit No.             Description                    Page
------           -----------             -----------                    ----

3.1 Amended and Restated Trust Agreement, dated as of March 31, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-4.

4.1 Indenture dated as of March 31, 2003, between Impac CMB Trust Series 2003-4, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-4.

99.1 Servicing Agreement, dated as of March 31, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-4, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-4.